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                                                                  EXHIBIT 10.140

                                 [JPMorgan LOGO]

JPMORGAN CHASE BANK
Global Derivative Operations
4 Metrotech CENTER, 17th Floor
Brooklyn, New York 11245

                         INTEREST RATE SWAP CONFIRMATION
                              AMENDED AND RESTATED

TO   : NELNET INCORPORATED
       LINCOLN NE
       USA
       ATTN: Hannah Smitterberg
ATTN : Swap Operations
FAX  : 1480-947-5452
DATE : 24 October 2003
RE   : Transaction Reference No. 0002320282 / 66675214/66675215

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date below. It constitutes a "Confirmation" as referred to in the ISDA Master Agreement described below.

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     1. This Confirmation supplements, forms part of, and is subject to, the Derivatives Trading Arrangement dated as of 20 May 2002, as amended and supplemented from time to time (the "Agreement"), between JPMorgan Chase Bank ("JPMorgan") and Nelnet Incorporated ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         NOTIONAL AMOUNT:     USD 150,000,000.00

         TRADE DATE:          1 October 2003

         EFFECTIVE DATE:      2 October 2003

         TERMINATION DATE:    6 September 2005, subject to adjustment in
                              accordance with the Following Business Day
                              Convention.

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Confirmation - Swap Transaction                JPMorgan Ref: 0002320282/66675214

FIXED AMOUNTS:

FIXED RATE PAYER:             COUNTERPARTY

FIXED RATE PAYER
PAYMENT DATES:                28 Calendar days following the Effective Date
                              commencing on 2 OCTOBER 2003, and on each day thereafter that is 28 Calendar days following the previous Period End Date subject to adjustment in accordance with the Following Business Day
                              Convention.

FIXED RATE:                   1.683750 percent

FIXED RATE
DAY COUNT FRACTION:           Actual/360

BUSINESS DAYS:                New York

FLOATING AMOUNTS:

FLOATING RATE PAYER:          JPMORGAN

FLOATING RATE PAYER
PAYMENT DATES:                On each Fixed Rate Payer Payment Date.

FLOATING RATE FOR INITIAL
CALCULATION PERIOD:           1.120000 Percent

FLOATING RATE OPTION:         USD - LIBOR - BBA

SPREAD:                       None

DESIGNATED MATURITY:          1 Month

RESET DATES:                  The first day of each Calculation Period.

COMPOUNDING:                  Not Applicable

FLOATING RATE
DAY COUNT FRACTION:           Actual/360

BUSINESS DAYS:                New York

CALCULATION AGENT:            JPMorgan, unless otherwise specified in the
                              Agreement

                                                                     Page 2 of 5

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Confirmation - Swap Transaction                JPMorgan Ref: 0002320282/66675214

     3. ACCOUNT DETAILS

          PAYMENTS TO JPMORGAN:

                             JPMORGAN CHASE BANK, NEW YORK,
                             JPMORGAN, NY ABA# 021000021, A/C# 900-900-1364

          PAYMENTS TO COUNTERPARTY:
                             To be Advised

     4. OFFICE, ADDRESS AND TELEPHONE NUMBER FOR NOTICES IN CONNECTION WITH THIS TRANSACTION

                       (a) COUNTERPARTY: its Office in
                             LINCOLN NE
                             USA
                             ATTN: JULIE HEYEN/NANCY HARMS
                             FAX: 402-458-2399

                       (b) JPMORGAN: its head Office in
                             New York c/o Global Derivative Operations
                             4 Metrotech Center, 17th Floor
                             Brooklyn, New York 11245

     5. DOCUMENTS TO BE DELIVERED

        Each party shall deliver to die other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

     6. RELATIONSHIP BETWEEN PARTIES

        Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction): -

        (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

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Confirmation - Swap Transaction                JPMorgan Ref: 0002320282/66675214


        (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

        (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                                 Yours sincerely,

                                                 JPMORGAN CHASE BANK

                                                 By: /s/ DEBORAH HOOPER
                                                    -----------------------
                                                 Name: DEBORAH HOOPER
                                                 Title: VICE PRESIDENT

        Confirmed as of the date first
        above written:

        NELNET INCORPORATED

        By: /s/ Terry J. Heimes
           --------------------------

        Name:  Terry J. Heimes
              _______________________

        Title: CFO
               ______________________
        mng/(a)kw

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Confirmation - Swap Transaction                JPMorgan Ref: 0002320282/66675214

                          JPMORGAN CHASE BANK, NEW YORK
          C/O 4 METROTECH CENTER, 17TH FLOOR, BROOKLYN, NEW YORK 11245
                    GLOBAL DERIVATIVE OPERATIONS CONTACT LIST

                                  CONFIRMATIONS

SINGLE AND CROSS CURRENCY SWAPS, FRA'S AND INTEREST RATE OPTIONS

                         TELEPHONE                    FACSIMILE

Return executed confirmations / Send your confirmations to:

                                                    (718) 242 9260 / 9262 / 9263

Discrepancies with Confirm:               (718) 242 7294 / 7296 / 3100
                                          (718) 242 9260 / 9262 / 9263

If you did not receive our Confirmation:  (718) 242 3313 / 3089 / 3323
                                          (718) 242 9260 / 9262 / 9263

                               RATE RESET ADVICES
       (SINGLE AND CROSS CURRENCY SWAPS, FRA'S AND INTEREST RATE OPTIONS)

JPMORGAN CHASE BANK, NEW YORK BRANCH

If you did not receive a
Rate Reset Advice:                   (718)242 3121 / 7359      (718) 242 4206

                                    PAYMENTS
(SINGLE AND CROSS CURRENCY SWAPS, FRA'S AND INTEREST RATE OPTIONS)

JPMORGAN CHASE BANK, NEW YORK BRANCH

Pre-Settlement:                (718) 242 3187 / 2827 / 3098       (718) 242 5826
Customer Service:              (718) 242 7294 / 7296              (718) 242 4216
Email: ny.pre.customer.service@jpmorgan.com
Email: ny.post.customer.service@jpmorgan.com

                           MARK-TO-MARKET (VALUATIONS)
Kerri Kowing            (212) 834 7302
Anthony Mikulski        (212) 834 7024

JPMorgan Chase Bank, New York S.W.I.F.T BIC (CHASUS33) Telex 420120 CMB UW

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